UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 S. 84th Street, Suite 300

Milwaukee, Wisconsin 53214

(Address of principal executive offices, including zip code)

(414) 381-2860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2024, Mayville Engineering Company, Inc. (the “Company”) announced that Todd M. Butz, the Company’s Chief Financial Officer, intends to leave the Company on June 30, 2025. Rachele M. Lehr, currently the Company’s Chief Human Resources Officer, will succeed Mr. Butz as Chief Financial Officer, effective April 22, 2025. A copy of the press release announcing the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Prior to joining the Company in 2023, Ms. Lehr spent nearly 15 years at Briggs & Stratton, an industrial manufacturing company, where she held senior finance and corporate roles of increasing scope and complexity, including Senior Vice President of Administration and HR, and Controller for a $600 million international business. Ms. Lehr began her career with PricewaterhouseCoopers where she led audit engagements with public companies across diverse end-markets. Ms. Lehr holds a Bachelor of Science in Business Administration with a Major in Accounting from Marquette University and is a certified public accountant (currently inactive).

In connection with his departure, Mr. Butz will receive a payment of $1,042,360 under his severance agreement with the Company.

Item 9.01.Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.

(d)Exhibits.  The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

99	Press release of Mayville Engineering Company, Inc., dated December 11, 2024, announcing leadership transition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: December 11, 2024	By:	/s/ Sean P. Leuba
Sean P. Leuba
Senior Vice President – Corporate Development and General Counsel